SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                               ----------------------

                                      FORM 8-K



                                   CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): February 2, 2004

                       INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

               (Exact name of registrant as specified in its charter)



         California                  000-1084047               95-4691878
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)         Identification Number)


                204 NW Platte Valley Drive, Riverside, Missouri 64150
                 (Address of principal executive offices)(zip code)

         Telephone number of registrant, including area code: (816) 584-8030


                    5072 North 300 West, Provo, Utah 84604
         (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

      (a) On February 2, 2004, the Board of Directors of Innovative Software Technologies, Inc. (the "Company") approved the Company's dismissal of Robison, Hill & Co. ("Robison") as independent auditors for the Company and its subsidiaries, effective immediately.

      Robison's reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      There have not been any disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Robison, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B has occurred with respect to Robison.

      The Company provided to Robison the disclosure contained in this Form 8-K and requested Robison to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Robison is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

      (b) On February 2, 2004, the Board of Directors of the Company approved the Company's engagement of Aidman, Piser & Company ("Aidman") as independent auditors for the Company and its subsidiaries, to replace Robison. The Company engaged Aidman on February 2, 2004.

      Neither the Company nor anyone on its behalf consulted Aidman regarding
(i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).



Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are filed with this report:

      Exhibit No.            Description of Exhibit
      -----------            ----------------------

      16.1                   Letter of Robison, Hill & Co. dated February 3,
                             2004


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                                     SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                          By:/s/ Douglas S. Hackett
                             ----------------------------------------
                             Douglas S. Hackett, President and
                             Chief Executive Officer



Date:   February 3, 2004





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                                    EXHIBIT INDEX




      Exhibit No.         Description of Exhibit
      -----------         ----------------------

      16.1                Letter of Robison, Hill & Co. dated February 3, 2004